Exhibit 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MB Software Corporation on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Scott A. Haire, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 12, 2004

/S/    Scott A. Haire
---------------------
Scott A. Haire,
Chairman of the Board,
(Chief Executive Officer and Principal Financial Officer)